Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR SECURED

REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of December 13, 2019, is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement from time to time (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

1.1    Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) The reference to “1.65:1.00” in the definition of “Advance Rate” in Section 5.13 of the Credit Agreement is hereby deleted and replaced with a reference to “1.50:1.00”.

(b) The reference to “1.65 to 1.00” in Section 6.07(b)(i) of the Credit Agreement is hereby deleted and replaced with a reference to “1.50 to 1.00”.

(c) The following Section 9.19 is hereby added to the Credit Agreement in its proper numerical order:

SECTION 9.19    Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 9.19, the following terms have the following meanings:

(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.

(ii)    “Covered Entity” means any of the following:

(A)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 252.82(b);

(B)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(C)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

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(iii)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, §§ 12 C.F.R.§ 252.81, 47.2 or 382.1, as applicable.

(iv)    “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

SECTION II MISCELLANEOUS

2.1.     Conditions to Effectiveness of Agreement. This Agreement shall become effective as of the date (the “Effective Date”) on which the Borrower has satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)    Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Agreement signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

(b)    Consents. Each Obligor shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Agreement, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Agreement or any transaction being financed with the proceeds of the Loans shall be ongoing.

(c)    No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or, to the knowledge of a Financial Officer of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that relates to this Agreement or that could have a Material Adverse Effect.

(d)    Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document (including this Agreement) after giving effect to this Agreement.

(e)    Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

2.2.     Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Obligor represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Agreement:

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(a)    This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors and each of the Credit Agreement, as amended by this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors, enforceable in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)    The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date, or, as to any such representations and warranties that refer to a specific date, as of such specific date.

2.3.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in Section 2.1, and thereafter shall be binding upon and inure to the benefit of the parties thereto and the respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

2.4.     Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

2.5.     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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2.7.     Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8.     Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document.

2.9.     Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, the Borrower and each Subsidiary Guarantor, to the extent applicable, hereby, as of the date hereof, (i) consents to this Agreement and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement, confirms its guarantee (solely in the case of the Subsidiary Guarantors) and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

OAKTREE SPECIALTY LENDING CORPORATION, as Borrower

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Secretary

OCSL SRNE, LLC, as Subsidiary Guarantor

By:	Oaktree Specialty Lending Corporation
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Secretary

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and as a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Dina T. Kook
Name:	Dina Kook
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

J.P. MORGAN CHASE BANK N.A., as a Lender

By:	/s/ Diego E. Nunes
Name:	Diego E Nunes
Title:	Executive Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robin Noret
Name:	Robin Noret
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Glenn Van Allen
Name:	Glenn Van Allen
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon L. Feitelson
Name:	Brandon L. Feitelson, C.F.A.
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

KEYBANK N.A., as a Lender

By:	/s/ Richard Andersen
Name:	Richard Andersen
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Erik Andersen
Name:	Erik Andersen
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Shubhendu Kudaisya
Name:	Shubhendu Kudaisya
Title:	SVP, Structured Finance

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ David White
Name:	David White
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

CIT BANK, N.A., as a Lender

By:	/s/ Christopher J. Esposito
Name:	Christopher J. Esposito
Title:	Managing Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

LIBERTY BANK, as a Lender

By:	/s/ H. Raymond Fed, Jr.
Name:	H. Raymond Fed, Jr.
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ John Doherty
Name:	John Doherty
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Jeanne Horn
Name:	Jeanne Horn
Title:	Managing Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]